UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

HUNT COMPANIES FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue, 19th Floor

New York, New York 10169

(Address of principal executive offices)

(212) 521-6323
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HCFT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Hunt Companies Finance Trust, Inc. (the “Company”) was held on June 10, 2019. At that meeting, a total of 20,406,076 shares of the Company’s common stock were present in person or represented by proxy. The stockholders of the Company voted to (i) re-elect James C. Hunt, Neil A. Cummins, James P. Flynn, William A. Houlihan and Walter C. Keenan to the Board of Directors to serve until the next annual meeting or until their respective successors are duly elected, (ii) approve, on an advisory basis, the compensation of the named executive officers of the Company, as described in the proxy statement for the Company’s Annual Meeting, (iii) approve, on an advisory basis, the frequency of holding future stockholder advisory votes on the compensation of the Company’s named executive officers and (iv) ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  As to these matters, the numbers of votes cast for or against, as well as the number of abstentions and broker non-votes, are as set forth below:

1.	Each of the five nominees listed below was elected, without contest, as a member of the Board of Directors of the Company at the Annual Meeting, to serve as a director until the next annual meeting of stockholders or until his or her respective successor has been duly elected. The voting results for each of the nominees for director were as follows:

Nominee	For	Withheld	Broker Non-Votes
James C. Hunt	10,651,902	835,521	8,918,653
Neil A. Cummins	10,013,377	1,474,046	8,918,653
James P. Flynn	11,050,366	437,057	8,918,653
William A. Houlihan	9,957,089	1,530,334	8,918,653
Walter C. Keenan	10,055,580	1,431,843	8,918,653

2.	Approval, on an advisory basis, of the compensation of the named executive officers of the Company, as described in the proxy statement for the Company’s Annual Meeting:

For	Against	Abstained	Broker Non-Votes
10,627,892	702,426	157,105	8,918,653

3.	Approval, on an advisory basis, of the frequency of holding future advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
11,087,164	145,699	111,948	142,612	8,918,653

4.	Ratification of the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstained	Broker Non-Votes
20,241,519	81,772	82,785	N/A

In light of the voting results as disclosed above, the Company intends to hold future advisory votes on executive compensation on an annual basis, until the next non-binding stockholder vote on the frequency of future advisory votes on executive compensation is taken.

Item 7.01	Regulation FD Disclosure.

On June 10, 2019, the Company issued a press release (the “Release”) announcing the declaration of a cash dividend of $0.075 per share of common stock with respect to the second quarter of 2019, as further described in the Release. A copy of the Release is furnished herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits.

(d)	Exhibits.

99.1	Press Release of Hunt Companies Finance Trust, Inc., dated June 10, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hunt Companies Finance Trust, Inc.

Date: June 11, 2019	By:	/s/ James A. Briggs
James A. Briggs
Interim Chief Financial Officer